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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549
                                ----------------

                                    Form 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                 DATE OF EARLIEST EVENT REPORTED: April 30, 2002


                              ATWOOD OCEANICS, INC.
             (Exact name of registrant as specified in its charter)

                         COMMISSION FILE NUMBER 1-13167

               TEXAS                                     74-1611874
 (State or other jurisdiction of           (I.R.S. Employer Identification No.)
  incorporation or organization)

    15835 Park Ten Place Drive                             77084
           Houston, Texas                               (Zip Code)
 (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                  281-749-7800


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



ITEM 7. EXHIBITS

EXHIBIT 99.1    PRESS RELEASE DATED APRIL 30, 2002

EXHIBIT 99.2 CONSOLIDATED STATEMENT OF OPERATIONS FOR THE THREE MONTHS AND SIX MONTHS ENDED MARCH 31, 2001 AND 2000

EXHIBIT 99.3 ANALYSIS OF CONTRACT REVENUES AND DRILLING COSTS FOR THE QUARTER AND SIX MONTHS ENDED MARCH 31, 2001

EXHIBIT 99.4    CONSOLIDATED BALANCE SHEETS AT MARCH 31, 2001 AND
                SEPTEMBER 30, 2001

EXHIBIT 99.5    CONTRACT STATUS SUMMARY AT APRIL 30, 2002



ITEM 9.    REGULATION FD DISCLOSURE


     ON APRIL 30, 2002, THE COMPANY ANNOUNCED ITS EARNINGS FOR THE FISCAL YEAR 2002 SECOND QUARTER ENDED MARCH 31, 2002. A COPY OF THE PRESS RELEASE SUMMARIZING THESE EARNINGS IS FILED WITH THIS FORM 8-K AS EXHIBIT 99.1 AND IS INCORPORATED HEREIN BY REFERENCE.

     ADDITIONAL INFORMATION WITH RESPECT TO THE COMPANY'S CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE THREE MONTHS AND SIX MONTHS ENDED MARCH 31, 2002 AND 2001, AN ANALYSIS OF CONTRACT REVENUES AND DRILLING COSTS FOR THE QUARTER AND SIX MONTHS ENDED MARCH 31, 2001, CONSOLIDATED BALANCE SHEETS AT MARCH 31, 2001 AND SEPTEMBER 30, 2001 AND CONTRACT STATUS SUMMARY AT APRIL 30, 2002 ARE ATTACHED HERETO AS EXHIBITS 99.2, 99.3, 99.4 AND 99.5, RESPECTIVELY, WHICH ARE BEING FURNISHED IN ACCORDANCE WITH RULE 101 (E)(1) UNDER REGULATION FD AND SHOULD NOT BE DEEMED TO BE FILED.



     Statements contained in this report with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors; the Company's dependence on the oil and gas industry; the risks involved in upgrade to the Company's rigs; competition; operating risks; risks involved in foreign operations; risks associated with possible disruption in operations due to terrorism; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company' annual report on Form 10-K for the year ended September 30, 2001, filed with the Securities and Exchange Commission.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               ATWOOD OCEANICS, INC.
                                               (Registrant)



                                               /s/ James M. Holland
                                               James M. Holland
                                               Senior Vice President

                                               DATE:    April 30, 2002

                                  EXHIBIT INDEX


EXHIBIT NO.                  DESCRIPTION
----------                   -----------

99.1            Press Release dated April 30, 2002

99.2 Consolidated Statements of Operations for the Three Months and Six Months ended March 31, 2002 and 2001

99.3 Analysis of Contract Revenues and Drilling Costs for the quarter and six months ended March 31, 2002

99.4            Consolidated Balance Sheets at March 31, 2002 and
                September 30, 2001

99.5            Contract Status Summary at April 30, 2002

                                  EXHIBIT 99.1
HOUSTON, TEXAS
30 APRIL 2002

FOR IMMEDIATE RELEASE

     FOR IMMEDIATE RELEASE:

     ATWOOD OCEANICS, INC., HOUSTON-BASED INTERNATIONAL DRILLING CONTRACTOR ANNOUNCED TODAY THAT THE COMPANY AND ITS SUBSIDIARIES REPORTED A NET INCOME OF USD 6,830,000 OR USD .49 PER DILUTED SHARE, ON CONTRACT REVENUES OF USD 43,740,000 FOR THE QUARTER ENDED MARCH 31, 2002, COMPARED TO A NET INCOME OF USD 6,030,000 OR USD .43 PER DILUTED SHARE, ON CONTRACT REVENUES OF USD 37,294,000 FOR THE QUARTER ENDED MARCH 31, 2001. DURING THE FIRST SIX MONTHS OF 2002, THE COMPANY RECORDED A NET INCOME OF USD 14,988,000 OR USD 1.08 PER DILUTED SHARE, ON CONTRACT REVENUES OF USD 80,974,000 COMPARED TO A NET INCOME OF USD 14,070,000 OR USD 1.00 PER DILUTED SHARE, ON CONTRACT REVENUES OF USD 76,818,000 IN THE FIRST SIX MONTHS OF 2001.

 COMPARED FIGURES ARE AS FOLLOWS:

 ---------------------------------------------------------------------------

 FOR THE QUARTER ENDED MARCH 31:                     2002              2001
                                                     ----              ----
 CONTRACT REVENUES                         USD 43,740,000    USD 37,294,000
 INCOME BEFORE INCOME TAXES                    10,715,000         9,777,000
 NET INCOME                                     6,830,000         6,030,000
 EARNINGS PER COMMON SHARE -
         BASIC                                        .49               .44
         DILUTED                                      .49               .43
 WEIGHTED AVERAGE SHARES
   OUTSTANDING -
        BASIC                                  13,834,000        13,826,000
        DILUTED                                13,977,000        14,069,000
 ---------------------------------------------------------------------------

 FOR THE SIX MONTHS ENDED MARCH 31:                  2002              2001
                                                     ----              ----
 CONTRACT REVENUES                         USD 80,974,000    USD 76,818,000
 INCOME BEFORE INCOME TAXES                    23,102,000        22,332,000
 NET INCOME                                    14,988,000        14,070,000
 EARNINGS PER COMMON SHARE -
       BASIC                                         1.08              1.02
       DILUTED                                       1.08              1.00
 WEIGHTED AVERAGE SHARES OUTSTANDING -
       BASIC                                   13,835,000        13,824,000
       DILUTED                                 13,941,000        14,048,000
 --------------------------------------------------------- -----------------

                                                        CONTACT: JIM HOLLAND
                                                              (281) 749-7804



                                        EXHIBIT 99.2


                           ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                           CONSOLIDATED STATEMENTS OF OPERATIONS
                          (In thousands, except per share amounts)



                                              Three Months Ended         Six Months Ended
                                                   March 31,                   March 31,
                                           ---------------------       ---------------------
                                             2002           2001         2002           2001
                                           -------      --------       --------       ------
                                                (Unaudited)                   (Unaudited)
REVENUES:
         Contract drilling                  $43,740     $37,294        $80,974       $76,818
                                            -------     -------        -------       -------

COSTS AND EXPENSES:
         Contract drilling                  23,205        18,202        39,419        35,776
         Depreciation                        6,720         6,627        12,543        13,261
         General and administrative          2,494         2,371         5,164         4,736
                                           -------       -------       -------       -------
                                            32,419        27,200        57,126        53,773
                                           -------       -------       -------       -------

OPERATING INCOME                            11,321        10,094        23,848        23,045
                                           -------       -------       -------       -------

OTHER INCOME (EXPENSE)
         Interest expense                     (683)         (834)         (886)       (1,800)
         Interest income                        77           517           140         1,087
                                           -------       -------       -------       -------
                                              (606)         (317)         (746)         (713)
                                           -------       -------       -------       -------

INCOME BEFORE INCOME TAXES                  10,715         9,777        23,102        22,332

PROVISION FOR INCOME TAXES                   3,885         3,747         8,114         8,262
                                           -------       -------       -------      --------

NET INCOME                                 $ 6,830       $ 6,030       $14,988       $14,070
                                           =======       =======       =======       =======

EARNINGS PER SHARE
              Basic                          $ .49         $.44         $ 1.08         $1.02
              Diluted                        $ .49         $.43         $ 1.08         $1.00

WEIGHTED AVERAGE NUMBER OF
   COMMON SHARES OUTSTANDING
            Basic                           13,834       13,826         13,855        13,824
            Diluted                         13,978       14,069         13,948        14,048


     (Contract drilling revenues and contract drilling costs for 2001 reflect the gross-up of mobilization revenues and costs, which were reported on a net basis prior to the adoption of Staff Accounting Bulletin 101 in the fourth quarter of 2001.)

                                  EXHIBIT 99.3

                     ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                          ANALYSIS OF CONTRACT REVENUES
                               AND DRILLING COSTS
                                   (Unaudited)


                                       FOR THE QUARTER ENDED MARCH 31, 2002
                                       ------------------------------------
                                        CONTRACT               CONTRACT
                                        DRILLING               DRILLING
                                        REVENUES               COSTS
                                       -----------          ------------
                                                   (In Millions)

  ATWOOD FALCON                         $8.8                   $2.7
  SEAHAWK                                5.2                    2.0
  ATWOOD EAGLE                           8.0                    4.5
  ATWOOD HUNTER                          9.0                    4.3
  ATWOOD SOUTHERN CROSS                  5.3                    2.5
  VICKSBURG                              5.8                    2.3
  RICHMOND                               1.0                    3.4
  OTHER                                  0.6                    1.5
                                       -----                  -----
                                       $43.7                  $23.2
                                       =====                  =====




                                      FOR THE SIX MONTHS ENDED MARCH 31, 2002
                                      ---------------------------------------
                                       CONTRACT               CONTRACT
                                       DRILLING               DRILLING
                                       REVENUES                 COSTS
                                      -----------           ------------
                                                   (In Millions)

  ATWOOD FALCON                         $18.3                  $4.9
  SEAHAWK                                10.8                   4.1
  ATWOOD EAGLE                           13.3                   7.8
  ATWOOD HUNTER                          11.0                   5.0
  ATWOOD SOUTHERN CROSS                  11.2                   5.0
  VICKSBURG                              11.0                   4.5
  RICHMOND                                4.3                   5.3
  OTHER                                   1.1                   2.8
                                          ---                ------
                                        $81.0                $ 39.4
                                        =====                ======


                             ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                                   CONSOLIDATED BALANCE SHEETS
                                          (In Thousands)

                                                                       MAR. 31,2002        SEP. 30, 2001
                                                                        (Unaudited)
ASSETS

CURRENT ASSETS:
        Cash and cash equivalents                                          $ 27,763           $ 12,621
        Accounts receivable                                                  38,373             19,815
        Inventories of materials and supplies
          at lower of average cost or market                                  9,197              9,111
        Deferred tax assets                                                     780                780
        Prepaid expenses                                                      2,370              3,394
                                                                           --------            -------
           Total Current Assets                                              78,483             45,721
                                                                           --------            -------
PROPERTY AND EQUIPMENT:
        Drilling vessels, equipment and drill pipe                          532,600            497,821
        Other                                                                 9,076              8,768
                                                                           --------            -------
                                                                            541,676            506,589

        Less-accumulated depreciation                                       212,746            200,335
                                                                            -------            -------
        Net Property and Equipment                                          328,930            306,254
                                                                            -------            -------
DEFERRED COSTS AND OTHER ASSETS                                               3,889              1,903
                                                                            -------            -------
                                                                            411,302            353,878
                                                                            =======            =======
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
       Current maturities of notes payable                                      ---                ---
        Accounts payable                                                      4,474              8,055
        Accrued liabilities                                                  18,604             12,609
                                                                            -------            -------
            Total Current Liabilities                                        23,078             20,664
                                                                            -------            -------
LONG-TERM NOTES PAYABLE,
        net of  current maturities:                                         100,000             60,000
                                                                            -------            -------
                                                                            100,000             60,000
                                                                            -------            -------

DEFERRED CREDITS:
        Income taxes                                                         15,100             13,600
        Other                                                                10,443             11,978
                                                                            -------            -------
                                                                             25,543             25,578
                                                                            -------            -------
SHAREHOLDER'S EQUITY
        Preferred stock no par value;
           1,000,000 shares authorized, none outstanding                        ---                ---
        Common stock, $1 par value, 20,000,000 shares
           authorized with 13,836,000 and 13,832,000 issued
           and outstanding at Mar. 31, 2002 and Sep. 30, 2001,
           respectively                                                      13,836             13,832
        Paid-in capital                                                      57,128             57,075
        Retained earnings                                                   191,717            176,729
                                                                            -------            -------
           Total Shareholders' Equity                                       262,681            247,636
                                                                            -------            -------
                                                                           $411,302           $353,878
                                                                           ========           ========



                                                       EXHIBIT 99.5
                                          ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                                                 CONTRACT STATUS SUMMARY
                                                    AT APRIL 30, 2002

NAME OF RIG              LOCATION           CUSTOMER              CONTRACT STATUS
-------------            --------           --------              ---------------
SEMISUBMERSIBLES -
-------------------
ATWOOD FALCON            PREPARING TO       SARAWAK SHELL         The rig is preparing to move from the Phillipines
                         MOVE TO MALAYSIA   BERHAD/SABAH SHELL    to Malaysia to commence a drilling program for
                         FROM THE           PETROLEUM COMPANY     Sarawak Shell Berhad and Sabah Shell Petroleum
                         PHILLIPINES        LTD..                 Company Ltd. ("Shell").  The drilling contract
                                                                  includes five firm wells (which could keep the rig
                                                                  employed into  the fourth quarter of fiscal 2002)
                                                                  plus provides  Shell with options to drill five
                                                                  additional wells.

ATWOOD HUNTER            EGYPT              BURULLUS GAS COMPANY  The rig commenced in December 2001 an eleven-well drilling program estimated to take between 280 and
                                                                  340 days to complete.

ATWOOD EAGLE             SHIPYARD IN GREECE                       The rig is currently undergoing an approximate $90
                                                                  million water-depth upgrade and refurbishment. The
                                                                  upgrade should take approximately six months
                                                                  shipyard time to complete (October/November 2002).
                                                                  Contract opportunities to commence following the
                                                                  rig's upgrade are being pursued internationally.

SEAHAWK                  MALAYSIA           EXXONMOBIL            The rig's current contract terminates in December
                                            EXPLORATION &         2003, with an option for the Operator to extend.
                                            PRODUCTION MALAYSIA
                                            INC.

ATWOOD SOUTHERN          MEDITERRANEAN SEA  SAMEDAM,              The rig has contractual commitments in Israel which
CROSS                                       MEDITERRANEAN SEA     should keep the rig employed into the fourth
                                            INC.                  quarter of fiscal 2002.

SEASCOUT                 UNITED STATES                            The SEASCOUT was purchased in December 2000 for
                         GULF OF MEXICO                           future conversion to a tender-assist unit, similar
                                                                  to the SEAHAWK, once an acceptable contract
                                                                  opportunity is secured.

CANTILEVER JACK-UPS -
----------------------
VICKSBURG                MALAYSIA -         CARIGALI - TRITON     The rig commenced a drilling program in October 2001 which
                         THAILAND JOINT     OPERATING COMPANY     could include up to 31 wells (completion of which should extend
                         DEVELOPMENT AREA   ("CTOC")              into  fiscal 2003).   CTOC has the  option of    canceling the
                                                                  contract at any time after giving a sixty-day  written notice of termination.

ATWOOD BEACON            UNDER CONSTRUCTION                       The Company expects the construction of this ultra-premium jack-up drilling unit to be completed in June 2003.
SUBMERSIBLE -
--------------
RICHMOND                 UNITED STATES    EL PASO PRODUCTION      The drilling unit is currently in the process of
                         GULF OF MEXICO   OIL & GAS               completing some general maintenance and painting at
                                                                  a dockside location. Upon  completion of  this scheduled
                                                                  work (early  May 2002), the  rig will commence drilling a
                                                                  one-well (estimated to  take between 70 and 90 days
                                                                  to complete)  plus an one-option  well program in the US Gulf of Mexico.

MODULAR PLATFORMS -
-------------------
RIG-200                  AUSTRALIA                                The rig is available for contract since it became idle
                                                                  in June 1999.
                           MANAGEMENT/LABOR CONTRACTS
                           --------------------------
GOODWYN 'A' /NORTH       AUSTRALIA        WOODSIDE ENERGY LTD.    There is currently an indefinite planned break in
RANKIN 'A'                                                        drilling activity for the two client-owned rigs.
                                                                  The Company is involved in  maintenance of the two rigs
                                                                  for future drilling programs.
